UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2017

Kirkland's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, Adam C. Holland, Vice President and Chief Financial Officer of Kirkland’s, Inc. (“Kirkland’s”), announced his intent to resign from the positions of Vice President and Chief Financial Officer of Kirkland’s, effective June 14, 2017.

On May 19, 2017, the Company’s Board of Directors appointed Nicole Strain as the acting Chief Financial Officer, effective immediately upon the resignation of Mr. Holland until a permanent successor is appointed. Ms. Strain, age 43, currently serves as Kirkland’s Controller. Prior to her current role, which she has held since November of 2016, Ms. Strain served as the Vice President of Finance and Principal Accounting Officer for Logan’s Roadhouse, Inc., a Nashville-based restaurant company, from 2005 through July of 2015. While at Logan’s, Ms. Strain also served as the interim Chief Financial Officer and Principal Financial Officer. During her tenure at Logan’s, Ms. Strain was a key member of the leadership team that structured and executed two transactions with private equity firms, which included filing registration statements with the Securities and Exchange Commission in both 2006 and 2010. She earned her Bachelor of Science in Business Administration from the University of Tennessee in 1995, and received a Master of Accountancy, with a concentration in tax, from the University of Tennessee in 2001.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release Announcing Resignation of Chief Financial Officer and Appointment of acting Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

May 23, 2017	By:	/s/ Carter R. Todd

Name: Carter R. Todd
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 Press Release Announcing Resignation of Chief Financial Officer and Appointment of acting Chief Financial Officer